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Exhibit 10.3

                                 TRUST AGREEMENT


       This Trust Agreement is made this 24th day of July, 2001 (this "AGREEMENT" or this "TRUST"), by and between ARGOSY GAMING COMPANY, a Delaware corporation ("ARGOSY"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "TRUSTEE").

       WHEREAS, the ILLINOIS GAMING BOARD, a board established within the Illinois Department of Revenue (the "BOARD"), is authorized to regulate riverboat gambling in Illinois pursuant to the Illinois Riverboat Gambling Act, 230 ILCS 10/1 et seq., and the rules promulgated thereunder (collectively, the "ACT");

       WHEREAS, Alton Gaming Company, a wholly-owned subsidiary of Argosy, is the holder of an Owner's License (as defined below) for a riverboat gambling operation in Alton, Illinois (the "ALTON CASINO");

       WHEREAS, Empress Casino Joliet Corporation ("EMPRESS"), a wholly-owned subsidiary of Horsehoe Gaming Holding Corp. ("HORSESHOE"), is the holder of an Owner's License for a riverboat gambling operation in Joliet, Illinois (the "EMPRESS CASINO");

       WHEREAS, on April 12, 2001, Argosy and Horseshoe entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), a copy of which has been delivered to the Board, pursuant to which Argosy, through a wholly-owned subsidiary, agreed to merge with Empress so that Empress shall become a wholly-owned subsidiary of Argosy (the "MERGER"), subject to the terms and conditions set forth in the Merger Agreement, including approval of the Merger by all appropriate regulatory authorities;

       WHEREAS, following the Merger, Argosy, through its subsidiaries, will own the Alton Casino and the Empress Casino;

       WHEREAS, Argosy has sought approval from the Board for the Merger;

       WHEREAS, Illinois Public Act 91-40, adopted in 1999, amended certain portions of the Act (the "AMENDMENTS") by, among other amendments, deleting
Section 7(a)(7) (the "SECTION 7(a)(7) DELETION"), which previously provided that, "[a] person, firm or corporation is ineligible to receive an owner's license if... the person, firm or corporation owns more than a 10% ownership interest in any entity holding an owner's license issued under [the] Act";

       WHEREAS, on October 8, 1999, a lawsuit (Case No. 99 MR 793) was filed in the Circuit Court of the Nineteenth Judicial Circuit, Lake County, Illinois (the "LAWSUIT"), challenging the constitutionality of certain provisions of Public Act 91-40;

       WHEREAS, if the Lawsuit is successful, all or certain portions of the Amendments could be ruled invalid;

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       WHEREAS, the Board has expressed concern over approving the Merger in light of the Lawsuit and the possibility the Section 7(a)(7) Deletion may be reinstated due to all or part of Public Act 91-40 being found invalid;

       WHEREAS, Argosy and the Board desire to minimize disruption and diminution in value of the Empress Casino if the Section 7(a)(7) Deletion is reinstated;

       WHEREAS, the Board desires that Argosy prepare for the contingency that the Section 7(a)(7) Deletion may be reinstated and Argosy has agreed to voluntarily transfer into trust the Trust Property (as defined below), relating to the Empress Casino in the event that the Section 7(a)(7) Deletion is reinstated;

       WHEREAS, on the date hereof, Argosy and the Board have entered into a Transfer of Ownership Agreement (the "TRANSFER OF OWNERSHIP AGREEMENT"), attached hereto as EXHIBIT A, wherein Argosy agreed to execute and the Board agreed to approve this Agreement, and Argosy agreed to allow the Trustee to hold the Trust Property in the event that the Section 7(a)(7) Deletion is reinstated; and

       WHEREAS, the Trustee has indicated that it is willing and able to serve as Trustee pursuant to this Agreement.

       NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING PREMISES, THE MUTUAL AGREEMENTS AND COVENANTS HEREINAFTER CONTAINED AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

       1.    DEFINITIONS.

             1.1. The following terms shall have the following meanings when used in this Agreement:

             "ARGOSY CERTIFICATE" shall mean a certificate in substantially the form attached hereto as EXHIBIT C, signed by an authorized officer of Argosy, which shall be issued only with the prior approval of the Board, directing the Trustee to take a particular action in accordance with the terms of this Agreement.

             "BOARD CERTIFICATE" shall mean a certificate in substantially the form attached hereto as EXHIBIT B, signed by the Administrator of the Board, directing the Trustee to take a particular action in accordance with the terms of this Agreement.

             "DIRECTORS LIST" shall mean the list of individuals, attached hereto as EXHIBIT E, approved by Argosy and Empress to fill vacancies on the board of directors of Empress in accordance with (and only in accordance with)
SECTION 4.4.2 of this Agreement. The Directors List may be amended from time to time in writing signed by Argosy, Empress and the Board.

             "EMPRESS CERTIFICATE" shall mean a certificate in substantially the form attached hereto as EXHIBIT D, signed by either the President, Secretary or Assistant Secretary of Empress, which shall be issued to the Board and the Trustee, directing the Trustee to take a particular

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action.

             "OWNER'S LICENSE" shall mean an Illinois riverboat gambling owner's license, issued in accordance with the Act.

             "TRUSTEE" shall mean LaSalle Bank National Association, a national banking association, or a successor appointed in accordance with the terms of this Agreement.

             "TRUST PROPERTY" shall mean all of the shares of Empress owned by Argosy.

             "VOTING RIGHTS" shall mean the voting rights which accompany the Trust Property.

             Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Transfer of Ownership Agreement.

       2.    ACCEPTANCE OF OBLIGATIONS.

             2.1. ACCEPTANCE OF OBLIGATIONS. The Trustee hereby accepts its obligations as Trustee in accordance with the terms of this Agreement and the Transfer of Ownership Agreement.

       3.    QUALIFICATIONS OF TRUSTEE.

             3.1.   QUALIFICATIONS OF TRUSTEE.


                    3.1.1. The Trustee is a national banking association, qualified to act as a trustee under Illinois law. If the Trustee at any time is no longer qualified to act as Trustee in accordance with the terms of this Agreement, it shall resign in accordance with SECTION 5.2 of this Agreement.

                    3.1.2. The Trustee agrees that if it is notified in writing that Argosy has violated the terms of this Agreement, it will immediately notify the Board.

       4.    TRUSTEE'S DUTIES, POWERS AND ADMINISTRATION OF TRUST.

             4.1. POWERS OF THE TRUSTEE. The Trustee shall have, in addition to all powers granted by law, all rights incident to the ownership of the Trust Property, and shall be vested with all powers, authority, and duties necessary to the exercise of such rights. This grant of powers to the Trustee is not intended to supersede any duties imposed on the Trustee by SECTION 4.2 of this Agreement.

             4.2. TRUSTEE'S DUTIES. On execution of this Agreement, and upon the transfer of all or a portion of the Trust Property into the Trust, the Trustee's duties shall include, but shall not be limited to, the following:

             (a) accepting the transfer into its name of the stock certificates associated with the Trust Property and executing such documents as shall be requested by

                                        3
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                    the Agent to evidence its continuing lien upon the Trust
                    Property;

             (b) keeping records of all of its business and transactions as Trustee under this Agreement and making such records available to the Board (Argosy expressly consents to the Trustee allowing the Board to view the Trustee's records of its business as Trustee);

             (c) upon receipt of an Argosy Certificate properly completed, endorsing and transferring all or a part of the stock certificates associated with the Trust Property to the Agent, or such other party or parties as may be designated by Argosy;

             (d) upon receipt of an Argosy Certificate properly completed, endorsing and transferring all or a part of the stock certificates associated with the Trust Property to the shareholders of Argosy or other parties following a spin-off or an initial public offering of the Trust Property;

             (e) providing the Board any information the Board deems reasonably necessary for it to ascertain the Trustee's compliance with the terms of this Agreement and all applicable rules and laws;

             (f) retaining any property transferred to the Trustee, without liability for any loss;

             (g) voting, in person or by proxy, the Voting Rights, in accordance with (and only in accordance with) SECTION 4.4 of this Agreement;

             (h) taking all other action necessary to fulfill its obligations and duties as specifically set forth in this Agreement; and

             (i) notifying Argosy and the Board in writing of any action it takes in accordance with the terms of this SECTION 4.2 within two (2) business days of its having taken such action.

             4.3. FIDUCIARY DUTY OF TRUSTEE. The Trustee shall exercise its rights and powers and discharge its duties pursuant to this Agreement with reasonable care, skill and diligence.

             4.4. VOTING. The Trustee shall exercise the Voting Rights under the following circumstances and in the following manner:

                    4.4.1. Upon receipt of a Board Certificate properly completed, the Trustee shall exercise the Voting Rights in the manner authorized by the Board certified resolutions attached to such Board Certificate.

                    4.4.2. Upon receipt of an Empress Certificate properly completed, indicating that all of Empress's board of director positions are simultaneously vacant (whether due to the death, resignation or removal of the directors or otherwise), the Trustee shall exercise

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the Voting Rights to electone or more directors (which number shall be equal to the number of directors serving on the board prior to the vacancies, as specified in the Empress Certificate). The Trustee shall vote to elect the first one or more, as applicable, individuals listed on the Directors List (in the order so listed) to become the new member(s) of the board of directors of Empress.

       5.    TRUSTEE AND RELATED PROVISIONS.

             5.1. REMOVAL OF TRUSTEE. The Board shall have the right at any time to remove the Trustee for cause.


             5.2. RESIGNATION OF TRUSTEE. The Trustee shall have the right to resign as Trustee under this Agreement on thirty (30) days' written notice to Argosy, Empress and the Board; provided, however, that the resignation by the Trustee shall not be effective unless and until a successor trustee has been appointed and installed. Any successor trustee so appointed shall meet the qualifications set forth in SECTION 5.3 of this Agreement and shall be subject to the approval of Argosy and the Board. If no successor trustee shall have been so appointed, installed and approved within thirty (30) days after the Trustee issues its notice of resignation, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, which successor trustee shall meet the requirements set forth in SECTION 5.3 of this Agreement.

             5.3. SUCCESSOR TRUSTEE. In the event of a vacancy, Argosy may propose a successor trustee, subject to the approval of the Board. If no such successor trustee is proposed within five (5) business days of the disqualification, resignation, or removal of the Trustee in accordance with the terms of this Agreement, the Board shall be empowered to appoint as a successor trustee any corporation that has trust powers under Illinois law, or which is a national bank with capital and surplus in excess of five million dollars ($5,000,000). The successor trustee shall promptly execute and deliver to Argosy and the Board a copy of this Agreement. On the disqualification, resignation, or removal of the Trustee in accordance with the terms of this Agreement, the Trust Property shall be transferred to the successor trustee, and it shall hold the Trust Property, and shall have all of the powers, authorities, rights, discretions, immunities, estates, titles, duties and obligations of the original Trustee, without the necessity of any conveyance or the taking or any action whatsoever.

             5.4. MERGER OR CONSOLIDATION. Any company into which the Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which all or substantially all of the corporate trust business of the Trustee may be sold or transferred, shall be the successor to the Trustee and be bound to the obligations and duties of the Trustee pursuant to this Agreement without the execution or filing of any paper or the performance of any further act, unless such successor delivers written notice of its resignation pursuant to SECTION 5.2 of this Agreement; provided, however, that any such successor must satisfy the requirements set forth in SECTION 5.3 of this Agreement.

             5.5. LIABILITY OF TRUSTEE. The Trustee shall incur no responsibility to Argosy, as holder of the Trust Property or otherwise, except in instances in which an action or omission constitutes gross negligence or willful misconduct.

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             5.6.   WAIVER OF BOND AND JUDICIAL SUPERVISION. The Trustee shall not be required to obtain the approval of any court in the exercise of any power or discretion herein conferred upon the Trustee, unless such authority or approval is specifically required by law and may not be hereby waived. The Trustee shall not be required, in the absence of overriding statute or order, to make any report or accounting to any court, or to furnish any bond or security thereon for the proper performance of the Trustee's duties.

             5.7. TRUSTEE'S RELIANCE ON DOCUMENTS AND LEGAL COUNSEL. In taking any action whatsoever hereunder, the Trustee may rely and shall be protected in relying upon any notice, certificate, affidavit, or other paper or document believed by the Trustee to be genuine, any evidence deemed by the Trustee to be sufficient, and the opinion of legal counsel.

             5.8. COMPENSATION OF TRUSTEE. In consideration for its services as trustee pursuant to this Agreement, the Trustee shall be entitled to receive from Empress the compensation set forth in EXHIBIT F attached hereto, as well as the reimbursement of all reasonable out-of-pocket expenses (as described in EXHIBIT F) actually incurred by the Trustee in the performance of its duties pursuant to this Agreement, subject to approval in advance by Empress. If the Trustee performs extraordinary services, it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable extraordinary expenses in connection therewith, including reasonable attorneys' fees, provided, that if such extraordinary services or extraordinary expenses are occasioned by the Trustee's negligence or willful default, it shall not be entitled to payment and reimbursement for such extraordinary services and extraordinary expenses.

             5.9. INDEMNIFICATION OF TRUSTEE. Argosy agrees to indemnify and hold harmless the Trustee to the fullest extent permitted by law from and against all taxes (other than taxes based on income), suits, actions, claims, losses, damages, expenses (including reasonable legal fees), penalties, assessments, liabilities, or other charges incurred by or assessed against the Trustee arising out of any action or omission in connection with the performance of its duties under this Agreement, except in instances in which an action or omission constitutes gross negligence or willful misconduct. The rights of the Trustee under this Section shall survive the termination of this Agreement regardless of whether any taxes (other than taxes based on income), suits, actions, claims, losses, damages, expenses, penalties, assessments, liabilities, or other charges are incurred or assessed prior or subsequent to the termination of this Agreement.

             5.10. RIGHTS OF THE TRUSTEE. The Trustee shall have no duties or responsibilities except those expressly set forth herein.

       6.    MISCELLANEOUS.

             6.1. TERMINATION OF TRUST AGREEMENT. This Agreement and the Trust that it creates shall automatically terminate at any time that all of the Trust Property is transferred or distributed out of the Trust in accordance with an Argosy Certificate.

             6.2. DUTIES OF ARGOSY. Argosy shall notify the Trustee immediately on the occurrence of a Trigger Event or a Reverse Trigger Event, as those terms are defined in the Transfer of Ownership Agreement, and shall cooperate with all necessary parties to accomplish

                                       6
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the transfer of the Trust Property to the Trustee.

             6.3. EFFECTIVE DATE OF TRUST. The Trust instituted by this Agreement shall become effective following the execution of this Agreement by the parties, the final approval of this Agreement by the Board, the delivery of all necessary documents and the transfer of all or a part of the Trust Property into the Trust in accordance with the terms of this Agreement, but in no event shall the Trust Property be transferred to the Trustee prior to the occurrence of a Trigger Event, as that term is defined in the Transfer of Ownership Agreement.

             6.4. BENEFITS OF AGREEMENT. Nothing in this Agreement, expressed or implied, shall give to any person, other than Argosy, the Trustee or the Board and their permitted successors and assigns, any benefit or any legal or equitable right, remedy, or claim under this Agreement.

             6.5. ASSIGNABILITY. Neither Argosy nor the Trustee shall assign their rights under this Agreement without the prior written consent of the other party and the Board.

             6.6. AMENDMENT; WAIVER. This Agreement may not be amended, modified, or supplemented, nor may any provisions of this Agreement be waived, discharged, or revoked, without the prior written consent of Argosy, the Board and the Trustee.

             6.7. HEADING. The various headings of the Sections of this Agreement are for reference purposes only and shall in no way affect the meaning or interpretation of this Agreement.

             6.8. INVALIDITY. The invalidity of any provision of this Agreement shall not be deemed to impair or affect in any manner the validity or enforceability of the remainder of this Agreement.

             6.9. PERFORMANCE. Argosy may perform any of its obligations or duties pursuant to this Agreement through one or more subsidiaries, in its discretion, subject to the prior approval of the Board.

             6.10. NOTICES. All notices required hereunder shall be in writing and shall be deemed properly served if delivered in person, by facsimile or if sent by registered or certified mail, with postage prepaid and return receipt requested, to the following addresses (or to such other addresses as either party may subsequently designate):

             If to Argosy:           Argosy Gaming Company
                                     219 Piasa Street
                                     Alton, Illinois 62002-6232
                                     Attention: General Counsel
                                     Telecopy: (618) 474-7470

                                     With a copy to:

                                     Wells Fargo Bank, National Association
                                     5340 Kietzke Lane, Suite 201

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                                     Reno, Nevada 89511
                                     Attention: Casey Potter
                                     Telecopy: (775) 689-6029


             If to the Trustee:      LaSalle Bank National Association
                                     135 S. LaSalle Street
                                     Suite 1960
                                     Chicago, Illinois 60603
                                     Attention: Mark T. LoIacono
                                     Telecopy: (312) 904-2236

             If to the Board:        Illinois Gaming Board
                                     160 North LaSalle Street
                                     Suite 300
                                     Chicago, Illinois 60601
                                     Attention: Administrator
                                     Telecopy: (312) 814-8798

All notices required hereunder shall be deemed received on the date of delivery, or attempted delivery, if delivered in person, or if sent by facsimile, on the date such facsimile is sent, or if mailed, on the date which is two (2) days after the date such notice is deposited in the mail.

             6.11. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when executed and delivered shall be an original and both of which together will constitute the same Agreement.

             6.12. VARIATIONS IN PRONOUNS. All pronouns and any variations thereof refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons may require.

             6.13. WAIVERS. No delay on the part of any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power, or privilege hereunder, nor any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

             6.14. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Illinois, including the Act, and nothing herein shall be construed to limit the rights of Argosy, Empress, the Board or the Trustee to take any action required or permitted by law.

                                    * * * * *

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       IN WITNESS WHEREOF, Argosy and the Trustee have caused this Agreement to be executed and delivered as of the date first above written.

                                           ARGOSY GAMING COMPANY

                                           By: /s/ Dale R. Black
                                               ---------------------------------

                                           Its: Senior Vice President and CFO

                                           Date:
                                                 -------------------------------


                                           LASALLE BANK NATIONAL ASSOCIATION

                                           By:
                                               ---------------------------------

                                           Its:  First Vice President

                                           Date:
                                                 -------------------------------

                                       9
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                                    EXHIBIT A

                         TRANSFER OF OWNERSHIP AGREEMENT

                                       A-1
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                                    EXHIBIT B

                            FORM OF BOARD CERTIFICATE



LaSalle Bank National Association, as Trustee
135 S. LaSalle Street, Suite 1960
Chicago, Illinois 60603
Attention: Mark T. LoIacono


       Pursuant to its regulatory authority, the Illinois Gaming Board (the "BOARD") through its Administrator, the undersigned, hereby directs you, as Trustee, pursuant to that certain Trust Agreement between Argosy Gaming Company and LaSalle Bank National Association, as approved by the Board, dated as of July 24, 2001 (the "TRUST AGREEMENT"), to vote the shares of Empress in accordance with the certified resolutions of the Board dated [___________], a copy of which is attached hereto. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Trust Agreement.

       IN WITNESS WHEREOF, the undersigned has executed and delivered this Board Certificate as of the [_____] day of [_______________], [_________].



                                           ILLINOIS GAMING BOARD

                                           By:
                                               ---------------------------------

                                           Its:
                                                --------------------------------

                                       B-1
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                                    EXHIBIT C

                           FORM OF ARGOSY CERTIFICATE



LaSalle Bank National Association, as Trustee
135 S. LaSalle Street, Suite 1960
Chicago, Illinois 60603
Attention: Mark T. LoIacono


       The undersigned, a duly authorized officer of Argosy Gaming Company, ("ARGOSY"), hereby directs you, as Trustee, pursuant to that certain Trust Agreement between Argosy and LaSalle Bank National Association, as approved by the Illinois Gaming Board, dated as of July 24, 2001 (the "TRUST AGREEMENT"), to take the action(s) outlined herein. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Trust Agreement.

       Upon receipt of this Argosy Certificate, you are directed, pursuant to Section of the Trust Agreement, to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


       Approval from the Illinois Gaming Board (the "BOARD") for Argosy to issue this Argosy Certificate to the Trustee was obtained from the Board on the [____] day of [___________], [________].

       IN WITNESS WHEREOF, the undersigned has executed and delivered this Argosy Certificate as of the [_______] day of [____________], [________].


                                           ARGOSY GAMING COMPANY



                                           By:
                                               ---------------------------------

                                           Its:
                                                --------------------------------

                                       C-1
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                                    EXHIBIT D

                           FORM OF EMPRESS CERTIFICATE



LaSalle Bank National Association, as Trustee
135 S. LaSalle Street, Suite 1960
Chicago, Illinois 60603
Attention: Mark T. LoIacono


       The undersigned, the [President][Secretary][Assistant Secretary] of Empress Casino Joliet Corporation ("EMPRESS"), hereby certifies that all of Empress's Board of Director positions are simultaneously vacant as of the date hereof.

       The undersigned hereby directs you, as Trustee, pursuant to that certain Trust Agreement between Argosy Gaming Company and LaSalle Bank National Association, as approved by the Illinois Gaming Board, dated as of July 24, 2001 (the "TRUST AGREEMENT"), to take the action(s) outlined herein. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Trust Agreement.

       Upon receipt of this Empress Certificate, you are directed, pursuant to
SECTION 4.4.2 of the Trust Agreement, to exercise the Voting Rights to elect the first individual listed (in the order so listed) on Exhibit E of the Trust Agreement to become the new member of the board of directors of Empress.

       IN WITNESS WHEREOF, the undersigned has executed and delivered this Empress Certificate as of the [______] day of [_________], [__________].


                                           EMPRESS CASINO JOLIET CORPORATION


                                           By:
                                               ---------------------------------

                                           Its:   [President] [Secretary]
                                                  [Assistant Secretary]

cc:      Administrator, Illinois Gaming Board

                                       D-1
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                                    EXHIBIT E

                                    DIRECTORS


             1.    James A. Gulbrandsen

             2.    William F. Cellini

             3.    F. Lance Callis

                                       E-1
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                                    EXHIBIT F

                                     TRUSTEE
                                SCHEDULE OF FEES



Acceptance Fee:                $500.00

Annual Administration Fee:   $2,500.00

       The Acceptance Fee and the first year's Annual Administration Fee (for the year ending _________, 2002) are due upon execution of the Trust Agreement.

       All reasonable out-of-pocket expenses will be billed at the Trustee's cost. Out-of-pocket expenses include, but are not limited to, professional services (e.g., legal or accounting), travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), and copying charges.

                                       F-1